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|  [LOGO] VALIC                                        THE VARIABLE ANNUITY LIFE                                                 |
|  -----------------------------                           INSURANCE COMPANY                            MASTER APPLICATION FORM  |
|  * An American General Company                P.O. Box 3206  Houston, Texas  77253-3206                                        |
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                                                         Please Print All Information.
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                    |               APPLICATION FOR CONTRACT FORM (Check one):                                   |
                    |                                                                                            |
                    |  [ ]  FIXED--Group Fixed Annuity (V-Plan)......................................   GFA-582  |
                    |                                                                                            |
                    |  [ ]  FIXED/VARIABLE--Group Unit Investment Trust Annuity (Independence Plus) .. UITG-585  |
                    |                                                                                            |
                    |  [ ]  FIXED/VARIABLE--Group Unit Purchase Annuity (GUP)........................  GUP64/74  |
                    |                                                                                            |
                    |  [ ]  OTHER:                                                                               |
                    |                                                                                            |
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|                                                                                                                                |
|     1.  APPLICANT (check one):  [ ] Employer    [ ] Other                                                                      |
|                                                           ------------------------------------------------------------------   |
|                                                                                (Specify)                                       |
|                                                                                                                                |
|                                                                                                                                |
|     Name (exact legal):                                                                                                        |
|                         ------------------ ---------------------------------------------------------                           |
|                                                                                                                                |
|     Mailing Address:                                                              Tax I.D. No.:     |  |  |  |  |  |  |  |  |  |
|                      ------------------------------------------------------------                   -------------------------  |
|                                                                                                                                |
|                                                                           Telephone No.: (      )                              |
|     -------------------------------------------------------------------                  ------------------------------------  |
|     CITY                       STATE (ABV.)                    ZIP CODE                                 AREA CODE              |
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|                                                               |                                                                |
|   2.  OWNERSHIP/CONTROL                                       |  3.  TYPE OF PLAN (Check one):                                 |
|       For Deferred Compensation:         Employer             |                                                                |
|                                  -------------------------    |      [ ] 403(b) Voluntary Tax Deferred Annuity                 |
|                                                               |                                                                |
|       For other Plan Types (check one):                       |      [ ] 403(b) State Optional Retirement Plan                 |
|                                                               |                                                                |
|       [ ] Employer                                            |      [ ] 403(b) Employer Retirement Plan                       |
|                                                               |                                                                |
|       [ ] Trustee                                             |       [ ] Deferred Compensation Plan (check one):              |
|                                                               |                                                                |
|       [ ] Other:                                              |           [ ] 457 Public Employer  [ ] 457 Private Non-Profit  |
|                   -----------------------------------------   |                                                                |
|                                                               |           [ ] Other                                            |
|---------------------------------------------------------------|                    ------------------------------------------- |
|                                                               |                                                                |
|   4.  TYPE OF ORGANIZATION (Check one):                       |       [ ] 401(a) or 403(a) Employer Retirement Plan            |
|                                                               |                                                                |
|       [ ] PS    --Public Educational Institutions             |       [ ] 401(a) or 403(a) Self Employed Retirement Plan       |
|                                                               |                                                                |
|       [ ] NP    --Non-Profit Organizations (check one):       |       [ ] Other:                                               |
|                  [ ]  501 (c)(3)*    [ ]  Other               |                                                                |
|                                                               |      NAME OF PLAN:                                             |
|       [ ] PFP   --Private Profit Organizations                |                     ------------------------------------------ |
|                                                               |                                                                |
|       [ ] SLGOV --State and Local governments                 |----------------------------------------------------------------|
|                                                               |                                                                |
|       [ ] SELF  --Self Employed Individuals                   |  5.  ADDITIONAL INFORMATION/REQUESTS                           |
|                                                               |                                                                |
|       Nature of Business:                                     |                                                                |
|                            ---------------------------------- |                                                                |
|                                                               |                                                                |
|        ------------------------------------------------------ |                                                                |
|        *Attach IRS determination letter.                      |                                                                |
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|                                                                                                                                |
|                             SPECIAL STATEMENTS/AGREEMENTS FOR GROUP FIXED/VARIABLE ANNUITY CONTRACTS                           |
|                                                                                                                                |
|   A current prospectus for the Company's Separate Account for the contract was provided with this application. Also, a         |
|   current prospectus was provided for each Fund allowed to receive purchase payments. The prospectus for the Separate          |
|   Account provides sales expenses and other data. It is understood that annuity payments (and termination values, if any)      |
|   provided by the contract applied for are variable and not guaranteed as to dollar amount when based on the investment        |
|   experience of the Company's Separate Account.                                                                                |
|                                                                                                                                |
|                                                          SIGNATURES                                                            |
|                                                                                                                                |
|   Dated at                                                       Date:                                         , 19      .     |
|            ------------------------------------------------            ----------------------------------------    ------      |
|                        (CITY, STATE)                                                                                           |
|                                                                                                                                |
|   ---------------------------------------------------------      --------------------------------------------------------      |
|                      APPLICANT SIGNATURE                                               APPLICANT TITLE                         |
|                                                                                                                                |
|   ---------------------------------------------------------      --------------------------------------------------------      |
|                    AGENT NAME (PLEASE PRINT)                                           AGENT SIGNATURE                         |
|                                                                                                                                |
|                                                                                                                                |
|                           --------------------------------------------------------------  -------------------------------      |
|                                                 MANAGER SIGNATURE                                        DATE                  |
|                                                                                                                                |
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